October 5, 2018

Supplement

SUPPLEMENT DATED OCTOBER 5, 2018 TO THE SUMMARY PROSPECTUSES AND
PROSPECTUSES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
MULTI CAP GROWTH PORTFOLIO
(the "Fund")
CLASS X AND CLASS Y
Dated April 30, 2018

The Board of Trustees of Morgan Stanley Variable Investment Series (the "Trust"), on behalf of the Fund, approved an Agreement and Plan of Reorganization by and between the Trust, on behalf of the Fund, and Morgan Stanley Variable Insurance Fund, Inc., on behalf of its series Growth Portfolio ("VIF Growth"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to VIF Growth and shareholders of the Fund would become shareholders of VIF Growth, receiving shares of VIF Growth ("Shares") equal to the value of their holdings in the Fund (the "Reorganization"). Class X shareholders of the Fund would receive Class I Shares of VIF Growth and Class Y shareholders of the Fund would receive Class II Shares of VIF Growth. The Reorganization is subject to the approval of the shareholders of the Fund at a special meeting of shareholders scheduled to be held during the first quarter of 2019. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning VIF Growth is expected to be distributed to shareholders of the Fund during the fourth quarter of 2018.

Please retain this supplement for future reference.